UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-579

T. Rowe Price Growth Stock Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Report to Shareholders

Growth Stock Fund	December 31, 2011

The views and opinions in this report were current as of December 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

U.S. stocks moved in a wide trading range, but most major indices were little changed in 2011. International stocks were mostly lower for the year. Market volatility was high, driven by economic and geopolitical concerns. As the year began, equities climbed as the U.S. economy showed signs of strengthening and the Federal Reserve purchased Treasury securities to suppress longer-term interest rates and promote economic growth. Shares reached new bull market highs by the end of April despite turmoil in various countries and then started to fall in May. Against a backdrop of economic and political uncertainty, equities bottomed in early October before beginning a rally that recovered much of their losses by year-end.

PERFORMANCE COMPARISON

The Growth Stock Fund posted a return of -5.92% during the past six months and -0.97% for the year compared with returns of -3.92% and 2.64%, respectively, for the Russell 1000 Growth Index. Comparable returns for the Lipper Large-Cap Growth Funds Index were -7.74% and -2.90%. Fund results also lagged the broad market, measured by the S&P 500 Index. (Results for Advisor and R Class shares were slightly lower, reflecting their different expense ratios.) Stock selection in the consumer discretionary sector and an underweight in the consumer staples sector were the primary detractors from relative performance.

MARKET ENVIRONMENT

Our major benchmark, the Russell 1000 Growth Index, posted a slightly positive return for the year with a wide variation in sector returns. As investors worried about the sovereign debt situation in Europe and slowing growth in emerging markets, particularly China, defensive sectors performed much better than more economically sensitive sectors. For example, utilities and consumer staples were by far the top-performing sectors in the index, while materials was the weakest sector with a double-digit loss over the year. In general, we have not found many companies that fit within our growth investing strategy in sectors such as utilities and consumer staples, thus contributing to the fund’s underperformance versus the indices this year.

Volatility and selling pressure increased after Standard & Poor’s downgraded the U.S. government’s long-term credit rating following an extended debate about raising the federal debt ceiling. After a sharp sell-off, stocks rallied in October amid hopes that European leaders would act decisively to resolve their own debt crisis. The so-called congressional super committee failed to reach a deficit reduction agreement in the U.S., and European leaders made only incremental progress in addressing their crisis.

Toward the end of the year, the Greek government made the surprising announcement that it would subject its participation in a bailout to a national referendum—only to reverse itself and turn over control to a caretaker government. Worries quickly shifted to Italy and Spain, where rising bond yields suggested increasing skepticism over their ability to deal with their own debt burdens. Investors worried that the debt crisis was spreading to Europe’s other “core” countries and might lead to a breakup of the eurozone. A burst of optimism returned to financial markets at the end of the year following an agreement among major central banks to act in concert to mitigate Europe’s debt crisis. Good news on the U.S. employment front also encouraged investors. The Labor Department reported that the unemployment rate fell from 9.0% in October to 8.5% in early January, the lowest level in two and a half years. Congress agreed on a two-month payroll tax cut extension, which was promptly signed into law by President Obama. All in all, the year ended on a note of positive economic news in the U.S. after a long stretch of discouraging data on the housing and labor markets.

PORTFOLIO REVIEW

Stock selection in the consumer discretionary sector hurt the fund’s relative performance versus its key benchmark. Shares of Marriott were particularly weak, as the company’s earnings disappointed investors. Revenues were affected by the geopolitical events in the Middle East as well as the earthquake and tsunami in Japan. Nevertheless, we believe Marriott and various other companies in this sector will be able to sustain double-digit earnings growth well into the future. Although emerging economies seem to be slowing at present, the long-term trend of a rising middle class with the desire and ability to achieve an improved standard of living remains in place. Therefore, we favor companies with multinational exposure, a strong brand, and a dominant market position. By investing indirectly in emerging economies, we hope to capitalize on opportunities while mitigating risk. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Stock selection in energy also detracted from the fund’s relative performance, as coal suppliers were hurt by falling prices amid concerns about slowing growth in emerging markets. We have selectively been buying energy names such as EOG Resources, one of the largest independent oil and natural gas companies in the U.S., based on our conviction in individual companies. We particularly favor those with access to reliable, high-quality energy resources, solid production growth, and strong demand drivers operating in areas where it is difficult to bring on new supply.

On a positive note, stock selection in the information technology sector contributed substantially to our relative results. MasterCard, a global payment network, reported impressive growth in transaction volume, particularly outside the U.S., where more consumer spending is shifting from cash and checks to electronic payments. An increase in consumer spending leading into the holiday season also helped the stock outperform. Our high level of conviction in various information technology companies underpins our continued focus and significant positioning in the sector. We see superior long-term growth prospects for companies involved in smartphones, data infrastructure, and cloud computing as rising enthusiasm for mobile devices fuels demand for ubiquitous, experience-rich Internet content.

Stock selection in industrials and business services was also beneficial to relative performance. Fastenal, an industrial hardware supplier, continued to report strong sales, particularly among international and service end markets. We look for diversified companies with high exposure to emerging markets in Latin America and Asia, where near-term growth prospects are stronger than those in the U.S. We have been seeking investments in areas that recover late in the economic cycle, such as aerospace and nonresidential construction.

OUTLOOK

We expect volatility in 2012 to be similar to that experienced in 2011 in a slow- to modest-growth environment. The complex eurozone sovereign debt crisis should produce headwinds for growth for at least the near to medium term as austerity measures are implemented. Furthermore, the effects of the eurozone crisis could cause U.S. companies to report conservative earnings guidance due to the economic uncertainty and weaker euro currency. Despite weakness in Europe, the U.S. economy has shown signs of strengthening, even without a recovery in the housing market. Additionally, the housing market has shown signs of stabilization and could present opportunities to invest in companies that may benefit from its recovery. Slowing growth in emerging economies remains a concern, but signs of fiscal policy easing have emerged in China, and we believe the emerging world will continue to be an area for growth investing.

Given attractive valuations, particularly for less defensive stocks, we remain reasonably constructive on equities and have positioned the portfolio for a modest economic growth scenario. We continue to focus on names with strong reward potential and limited downside risk that can capitalize on improving economic growth. We also favor companies whose success is less dependent on overall gross domestic product growth but rather on company-specific growth drivers. As always, we rely on our bottom-up stock selection process as our primary source of information, and we are finding the most attractive ideas in the information technology, consumer discretionary, and industrials sectors.

In light of ongoing uncertainty and fragile investor confidence, we continue to concentrate on identifying superior names in dynamic industries that can emerge as consistent outperformers. Although various macroeconomic and political uncertainties are problematic, we view these market swings as a chance to invest in quality stocks trading at attractive valuations. We are confident that our long-term approach, commitment to rigorous fundamental research, and adherence to our investment philosophy can produce good results for our investors over time.

Respectfully submitted,

P. Robert Bartolo
Chairman of the fund’s Investment Advisory Committee

January 18, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

EBITDA: A measure of earnings before interest, taxes, depreciation, and amortization that is used to focus on a company’s liquid cash flow.

Earnings growth rate – current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio – current fiscal year: A valuation measure calculated by dividing the price of a stock by its reported earnings per share from the latest fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s earnings. The higher the P/E, the more investors are paying for a company’s current earnings.

Price-to-earnings (P/E) ratio – next fiscal year: A valuation measure calculated by dividing the price of a stock by its estimated earnings for the next fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for the company’s expected earnings growth in the next fiscal year.

Price-to-earnings ratio (P/E) – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE) – current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 1000 Growth Index: A market capitalization-weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“Investor Class”) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 97.5%		
CONSUMER DISCRETIONARY 19.0%		
Auto Components 0.4%		
Johnson Controls	3,131,700	97,897
		97,897
Automobiles 0.4%		
Harley-Davidson	2,659,700	103,383
		103,383
Hotels, Restaurants & Leisure 6.1%		
Carnival (GBP)	3,711,649	122,547
Chipotle Mexican Grill (1)	669,185	226,011
Ctrip.com International, ADR (1)	3,545,420	82,963
Las Vegas Sands (1)	4,435,400	189,525
Marriott, Class A	7,098,837	207,073
MGM Resorts International (1)	3,251,100	33,909
Starbucks	7,452,900	342,908
Starwood Hotels & Resorts Worldwide	3,425,464	164,319
Yum! Brands	2,884,400	170,208
		1,539,463
Internet & Catalog Retail 6.5%		
Amazon.com (1)	4,895,400	847,394
Groupon (1)	727,860	15,016
Groupon, Acquisition Date: 12/17/10 Acquisition Cost $56,900 (1)(2)	7,204,772	141,202
Liberty Interactive, Class A (1)	5,433,700	88,107
priceline.com (1)	1,189,014	556,114
		1,647,833
Media 1.0%		
Discovery Communications, Class A (1)	1,256,411	51,475
Walt Disney	5,427,100	203,516
		254,991

Specialty Retail 1.7%		
AutoZone (1)	424,800	138,047
CarMax (1)	5,511,400	167,988
Ross Stores	2,757,800	131,078
		437,113
Textiles, Apparel & Luxury Goods 2.9%		
Coach	1,398,600	85,371
Fossil (1)	1,100,079	87,302
Nike, Class B	3,365,600	324,343
Prada (HKD) (1)	19,158,500	86,707
Ralph Lauren	1,003,640	138,583
		722,306
Total Consumer Discretionary		4,802,986
CONSUMER STAPLES 1.9%		
Beverages 0.3%		
Hansen Natural (1)	971,800	89,542
		89,542
Food & Staples Retailing 1.6%		
Costco Wholesale	2,444,800	203,701
CVS Caremark	2,499,300	101,921
Whole Foods Market	1,419,900	98,797
		404,419
Total Consumer Staples		493,961
ENERGY 7.3%		
Energy Equipment & Services 3.4%		
Cameron International (1)	4,195,938	206,398
FMC Technologies (1)	5,867,600	306,465

Schlumberger	5,106,300	348,811
		861,674
Oil, Gas & Consumable Fuels 3.9%		
Cimarex Energy	1,202,900	74,460
Continental Resources (1)	2,638,300	176,001
EOG Resources	3,333,300	328,363
Occidental Petroleum	3,123,900	292,710
Peabody Energy	3,084,600	102,131
		973,665
Total Energy		1,835,339
FINANCIALS 6.3%		
Capital Markets 1.7%		
Franklin Resources	2,713,160	260,626
Invesco	8,627,104	173,319
		433,945
Commercial Banks 0.4%		
U.S. Bancorp	3,513,100	95,029
		95,029
Consumer Finance 1.3%		
American Express	6,924,400	326,624
		326,624
Diversified Financial Services 0.6%		
IntercontinentalExchange (1)	1,357,500	163,646
		163,646
Real Estate Investment Trusts (REITs) 2.2%		
American Tower REIT, Class A	9,155,641	549,430
		549,430

INDUSTRIALS & BUSINESS SERVICES 15.7%

Aerospace & Defense 2.3%		
Boeing	2,973,400	218,099
Precision Castparts	2,255,100	371,618
		589,717
Air Freight & Logistics 3.0%		
Expeditors International of Washington	3,225,900	132,133
FedEx	4,794,700	400,405
UPS, Class B	3,019,300	220,983
		753,521
Construction & Engineering 0.2%		
Fluor	1,186,800	59,637
		59,637
Electrical Equipment 1.6%		
Babcock & Wilcox (1)	2,767,600	66,810
Cooper Industries	1,977,100	107,060
Emerson Electric	1,908,800	88,931
Roper Industries	1,523,200	132,320
		395,121
Industrial Conglomerates 3.2%		
Danaher	15,418,800	725,300
McDermott International (1)	7,138,100	82,160
		807,460
Machinery 1.6%		
Caterpillar	774,800	70,197
Cummins	1,209,400	106,451
Deere	1,485,500	114,903
Joy Global	1,618,100	121,309
		412,860

Road & Rail 1.8%		
Kansas City Southern Industries (1)	2,266,200	154,124
Union Pacific	2,809,800	297,670
		451,794
Trading Companies & Distributors 2.0%		
Fastenal	8,862,806	386,507
W. W. Grainger	558,100	104,471
		490,978
Total Industrials & Business Services		3,961,088
INFORMATION TECHNOLOGY 34.8%		
Communications Equipment 3.6%		
Juniper Networks (1)	10,021,300	204,535
Qualcomm	13,070,200	714,940
		919,475
Computers & Peripherals 10.3%		
Apple (1)	5,698,400	2,307,852
EMC (1)	3,762,100	81,036
NetApp (1)	3,394,700	123,126
SanDisk (1)	1,880,700	92,549
		2,604,563
Electronic Equipment, Instruments & Components 1.1%		
Corning	12,600,700	163,557
Trimble Navigation (1)	2,579,385	111,945
		275,502
Internet Software & Services 10.5%		
Akamai Technologies (1)	1,665,800	53,772
Baidu, ADR (1)	4,663,800	543,193
eBay (1)	9,012,600	273,352

Facebook, Class A, Acquisition Date: 8/12 – 12/29/11 Acquisition Cost $73,178 (1)(2)	2,420,883	75,404
Facebook, Class B, Acquisition Date: 3/31 – 5/19/11 Acquisition Cost $107,709 (1)(2)	4,307,346	134,161
Google, Class A (1)	1,875,300	1,211,256
LinkedIn (1)	1,776,200	111,918
Mail.Ru, GDR (1)(3)	2,426,369	63,086
Tencent Holdings (HKD)	8,886,500	178,494
Twitter, Acquisition Date: 9/13/11 Acquisition Cost $18,025 (1)(2)	1,120,002	15,680
		2,660,316
IT Services 6.4%		
Accenture, Class A	5,104,000	271,686
MasterCard, Class A	1,934,900	721,369
Teradata (1)	2,544,800	123,448
Visa, Class A	3,656,900	371,285
Western Union	7,142,700	130,426
		1,618,214
Semiconductor & Semiconductor Equipment 0.7%		
Broadcom, Class A	5,515,250	161,928
		161,928
Software 2.2%		
Autodesk (1)	3,202,400	97,129
Informatica (1)	2,285,700	84,411
Nuance Communications (1)	3,963,500	99,722
Red Hat (1)	3,246,500	134,048
Salesforce.com (1)	1,024,879	103,984
Zynga, Acquisition Date: 2/18/11 Acquisition Cost $61,279 (1)(2)	4,367,956	39,047
		558,341
Total Information Technology		8,798,339

MATERIALS 4.3%

Chemicals 3.2%

Air Products & Chemicals	1,159,400	98,769
Potash Corporation of Saskatchewan	2,536,200	104,695
Praxair	5,732,900	612,847
		816,311

Metals & Mining 1.1%

BHP Billiton (AUD)	4,927,855	173,484
Freeport-McMoRan Copper & Gold	2,833,600	104,248
		277,732
Total Materials		1,094,043

TELECOMMUNICATION SERVICES 2.3%

Wireless Telecommunication Services 2.3%

Crown Castle International (1)	13,207,600	591,700
Total Telecommunication Services		591,700
Total Common Stocks (Cost $17,690,677)		24,644,921

CONVERTIBLE PREFERRED STOCKS 0.2%

INFORMATION TECHNOLOGY 0.2%

Internet Software & Services 0.2%

LivingSocial, Acquisition Date: 11/18/11 Acquisition Cost $16,255 (1)(2)	2,113,733	16,255
Twitter, Series A, Acquisition Date: 9/13/11 Acquisition Cost $47 (1)(2)	2,913	41
Twitter, Series B, Acquisition Date: 9/13/11 Acquisition Cost $730 (1)(2)	45,380	635
Twitter, Series C, Acquisition Date: 9/13/11 Acquisition Cost $187 (1)(2)	11,653	163
Twitter, Series D, Acquisition Date: 9/13/11 Acquisition Cost $6,919 (1)(2)	429,907	6,019

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/11	Value 12/31/10
Mail.Ru, GDR	$ 101,022	$ 25,628	$ -	$ *	$ *
T. Rowe Price Reserve Investment Fund, 0.08%	¤	¤	222 ^	672,413	180,844
Totals			$ 222	$ 672,413	$ 180,844

* On the date indicated, issuer was held but not considered an affiliated company.
¤ Purchase and sale information not shown for cash management funds.
^ Excludes earnings on securities lending collateral invested in the T. Rowe Price Reserve Investment Fund, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 672,413
Dividend income	222
Interest income	-
Investment income	$ 222
Realized gain (loss) on securities	$ (4,975)
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $18,415,399)	$ 25,364,953
Receivable for shares sold	52,077
Dividends receivable	16,185
Receivable for investment securities sold	15,564
Other assets	385
Total assets	25,449,164
Liabilities	
Payable for shares redeemed	146,817
Payable for investment securities purchased	21,155
Investment management fees payable	11,445
Due to affiliates	2,895
Other liabilities	2,144
Total liabilities	184,456
NET ASSETS	**$ 25,264,708**
Net Assets Consist of:	
Undistributed net investment income	$ 1,530
Accumulated undistributed net realized loss	(3,704,323)
Net unrealized gain	6,949,554
Paid-in capital applicable to 794,737,982 shares of $1.00 par value capital stock outstanding; 1,500,000,000 shares authorized	22,017,947
NET ASSETS	**$ 25,264,708**
NET ASSET VALUE PER SHARE	
Investor Class	
($22,840,108,184 / 717,527,601 shares outstanding)	**$ 31.83**
Advisor Class	
($1,805,483,407 / 57,290,184 shares outstanding)	**$ 31.51**
R Class	
($619,116,695 / 19,920,197 shares outstanding)	**$ 31.08**

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 12/31/11
Investment Income (Loss)		
Income		
Dividend		$ 190,057
Securities lending		361
Interest		290
Total income		190,708
Expenses		
Investment management		137,117
Shareholder servicing		
Investor Class	$ 37,116	
Advisor Class	2,591	
R Class	1,089	40,796
Rule 12b-1 fees		
Advisor Class	4,840	
R Class	3,395	8,235
Prospectus and shareholder reports		
Investor Class	507	
Advisor Class	61	
R Class	18	586
Custody and accounting		840
Registration		202
Legal and audit		221
Directors		50
Miscellaneous		287
Total expenses		188,334
Net investment income		2,374
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		516,591
Foreign currency transactions		(379)
Net realized gain		516,212
Change in net unrealized loss on securities		(807,157)
Net realized and unrealized loss		(290,945)
DECREASE IN NET ASSETS FROM OPERATIONS		$ (288,571)

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Growth Stock Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies. The fund has three classes of shares: the Growth Stock Fund original share class, referred to in this report as the Investor Class, offered since April 11, 1950; the Growth Stock Fund–Advisor Class (Advisor Class), offered since December 31, 2001; and the Growth Stock Fund–R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $278,000 for the year ended December 31, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement In December 2011, the Financial Accounting Standards Board issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Values in the accompanying Portfolio of Investments are as of December 30, 2011, the last business day in the fund’s fiscal year ended December 31, 2011. Some foreign markets were open between December 30 and the close of the fund’s reporting period on December 31, but any differences in values and foreign exchange rates subsequent to December 30 through December 31 were immaterial to the fund’s financial statements.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2011. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2011, totaled $21,643,000 for the year ended December 31, 2011.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At December 31, 2011, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $7,882,517,000 and $7,565,502,000, respectively, for the year ended December 31, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the character of net currency losses. For the year ended December 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2011 and December 31, 2010, totaled $4,988,000 and $11,707,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. All or a portion of the fund’s capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2011, the fund utilized $739,493,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of December 31, 2011, expire as follows: $50,431,000 in fiscal 2016 and $3,299,207,000 in fiscal 2017; $222,372,000 have no expiration. In accordance with federal tax laws applicable to investment companies, specified net losses realized between November 1 and December 31, are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.25% of the fund’s average daily net assets up to $15 billion and 0.21% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2011, expenses incurred pursuant to these service agreements were $157,000 for Price Associates; $2,391,000 for T. Rowe Price Services, Inc.; and $5,053,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2011, the fund was allocated $729,000 of Spectrum Funds’ expenses and $19,363,000 of Retirement Funds’ expenses. Of these amounts, $11,577,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2011, approximately 2% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 42% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,643,900 shares of Investor Class, aggregating less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Growth Stock Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Growth Stock Fund, Inc. (the “Fund”) at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2012

Tax Information (Unaudited) for the Tax Year Ended 12/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $1,995,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $1,995,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D.,	President and Trustee, Salk Institute for Biological Studies (2009
Ph.D.	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
(1944)	(2007 to present); President and Trustee, Johns Hopkins University
2009	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Director and Member of the
Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1980

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[130]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[74]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Growth Stock Fund	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

P. Robert Bartolo, CFA, CPA (1972)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

G. Mark Bussard (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joseph B. Fath, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Barry Henderson (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Assistant Treasurer and Vice
President, T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,764,000 and $1,417,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Growth Stock Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 17, 2012